UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010

Thrive World Wide, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53880	20-2725030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

638 Main St, Lake Geneva, WI	53147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-786-4450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01 Entry Into Material Definitive Agreement.

See "Item 2.01 - Completion of Acquisition or Disposition of Assets" below for description of a material definitive agreement we entered into.

Item 1.02 Termination of Material Definitive Agreement.

On June 21, 2010, Thrive World Wide Inc, (“TWWI” or the “Company”) terminated its Agreement and Plan of Reorganization (“Merger Agreement”) agreement with Jarish, Inc., which it entered into on March 4, 2010. Subject to the terms and conditions of the Merger Agreement, Jarish will assign, transfer and deliver to TWWI all issued and outstanding shares of common stock of Jarish, Inc. After giving effect to the transaction TWWI will own all the issued and outstanding shares of Jarish, Inc. and Jarish, Inc. shall be a wholly-owned subsidiary of TWWI and shall operate under the name of TWWI.

The foregoing summary of the Merger Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Form 8-K filed by TWWI on April 6, 2010 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 21, 2010, the Company entered into an Asset Acquisition Agreement with Jarish, Inc., a California corporation pursuant to which TWWI has agreed to acquire from Jarish, Inc. all assets exclusive to Mycitypoint.com, Pointcredtis.com and Pointscredits.com (the “Jarish Assets”) for the purchase of Two Million (2,000,000) shares of TWWI common stock payable at the closing of the transaction.

The Asset Acquisition Agreement  includes customary representations, warranties and covenants. Certain covenants require that each of the parties use commercially reasonable efforts to cause the closing of the transactions contemplated by the Asset Aquisition Agreement (the "Closing") to be consummated.

The foregoing is a summary of the terms of the Asset Acquisition Agreement and does not purport to include all of the terms of the Asset Acquisition Agreement. The summary of the Asset Acquisition Agreement is subject to, and qualified in its entirety by, the full text of the Asset Acquisition Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Reorganization dated March 4, 2010 (1)
10.1	Asset Acquisition Agreement with Jarish, Inc. dated June 21, 2010
_________
(1) Filed as Exhibit 2.1  to the to the registrant’s Form 8-K filed with the SEC on April 6, 2010, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2010

Thrive World Wide, Inc.

By:	/s/ Andrew J. Schenker
Andrew J. Schenker, CEO

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization dated March 4, 2010 (1)
10.1	Asset Acquisition Agreement with Jarish, Inc. dated June 21, 2010
_________
(1) Filed as Exhibit 2.1  to the to the registrant’s Form 8-K filed with the SEC on April 6, 2010, and incorporated herein by reference.